As filed with the Securities and Exchange Commission on December 19, 2007

1933 Act Registration No. 033-48940

1940 Act Registration No. 811-06722

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO

SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.             )

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Forward Funds

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FORWARD FUNDS

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

December 19, 2007

To Our Shareholders:

Please take note that the SPECIAL MEETING OF SHAREHOLDERS (“Meeting”) of Forward Funds (the “Trust”) for the Forward Long/Short Credit Analysis Fund, a series of the Trust (the “Fund”), will be held on December 28, 2007 at 9:00 a.m. Pacific Time at the Trust’s offices, 433 California Street, 11th Floor, San Francisco, CA 94104.

At the Meeting, and as described in the Proxy Statement accompanying this letter, shareholders of the Fund will be asked to:

(1) Approve an amendment to the Amended and Restated Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor.

(2) Approve an amendment to the Distribution Services Agreement (Rule 12b-1 Plan) for the Class A shares of the Fund to increase the maximum distribution fee payable and consolidate it with another Rule 12b-1 Plan for other series of the Trust.

After careful consideration, the Board of Trustees of the Trust has approved the above-referenced proposals and recommends that shareholders vote “FOR” the proposals.

Your vote is very important to us regardless of the number of shares of beneficial interests of the Fund you own. Whether or not you plan to attend the Meeting in person, please read the proxy statement and cast your vote promptly. It is important that your vote be received no later than the time of the Meeting on December 28, 2007. You may cast your vote by completing, signing, and returning the enclosed proxy card by mail in the envelope provided. If you have any questions before you vote, please contact the Trust by calling toll-free (888) 312-4100.

We appreciate your participation and prompt response in this matter and thank you for your continued support.

Sincerely,

/s/    J. Alan Reid, Jr.

J. Alan Reid, Jr.

President

Encl.

FORWARD FUNDS

Forward Long/Short Credit Analysis Fund

433 California Street, 11th Floor

San Francisco, CA 94014

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

to be held on Friday, December 28, 2007

Notice is hereby given that Forward Funds (the “Trust”) will hold a special meeting (“Meeting”) of shareholders of the Forward Long/Short Credit Analysis Fund, a series of the Trust (the “Fund”), on December 28, 2007, 2007 at the Trust’s offices, 433 California Street, 11th Floor, San Francisco, CA 94104, at 9:00 a.m. Pacific Time, for the following purposes:

(1) To approve an amendment to the Amended and Restated Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor.

(2) To approve an amendment to the Distribution Services Agreement (Rule 12b-1 Plan) for the Class A shares of the Fund to increase the maximum distribution fee payable and consolidate it with another Rule 12b-1 Plan for other series of the Trust.

(3) To take action on such other business as may properly come before the Meeting.

The attached Proxy Statement provides additional information about this Meeting. Shareholders of record of the Fund as of the close of business on November 21, 2007 are entitled to vote at the Meeting and any adjournment(s) or postponement(s) thereof. Each share of the Fund (or Class A share with respect to Proposal 2) is entitled to one vote, and a proportionate fractional vote for each fractional share held, with respect to the proposals. Whether or not you plan to attend the Meeting in person, please vote your shares. To vote by mail, please complete, date and sign the enclosed proxy card and return it in the self-addressed, postage-paid envelope. If you have returned a proxy card and are present at the Meeting, you may change the vote specified in the proxy at that time. However, attendance in person at the Meeting, by itself, will not revoke a previously tendered proxy.

The persons named as proxies will vote in their discretion on any other business that may properly come before the Meeting or any adjournments or postponements thereof.

If the necessary quorum to transact business or the vote required to approve any proposal is not obtained at the Meeting, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies.

PLEASE RESPOND — WE ASK THAT YOU VOTE PROMPTLY IN ORDER

TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

YOUR VOTE IS IMPORTANT.

By Order of the Board,

/s/    Mary Curran

Mary Curran

Secretary

December 19, 2007

FORWARD FUNDS

Forward Long/Short Credit Analysis Fund

SPECIAL MEETING OF SHAREHOLDERS

to be held on December 28, 2007

PROXY STATEMENT

GENERAL

This document is a proxy statement (the “Proxy Statement”). This Proxy Statement and enclosed proxy card are being furnished to shareholders of the Forward Long/Short Credit Analysis Fund (the “Fund”), a series of Forward Funds (the “Trust”), in connection with two proposals. This Proxy Statement sets forth concisely the information that shareholders should know in order to evaluate the proposals.

The Board of Trustees (the “Board,” the members of which are referred to herein as “Trustees”) of the Trust is soliciting proxies from shareholders on behalf of the Fund for use at the Special Meeting of Shareholders of the Fund, to be held at the offices of the Trust, 433 California Street, 11th Floor, San Francisco, California 94104, at 9:00 a.m. Pacific Time on December 28, 2007, and at any and all adjournments thereof (the “Meeting”).

The Board has fixed the close of business on November 21, 2007 as the record date for determination of shareholders entitled to notice of and to vote at the Meeting (the “Record Date”). You are entitled to vote at the Meeting and any adjournment(s) or postponement(s) if you owned shares of the Fund at the close of business on the Record Date.

This Proxy Statement, the Notice of Meeting and the proxy cards are first being mailed to shareholders on or about December 19, 2007.

At a Board meeting held on November 13, 2007, the Board approved and recommended the matters set forth herein.

It is important for you to vote on the issues described in the Proxy Statement. We recommend that you read this Proxy Statement in its entirety to help you decide how to vote on the proposals.

The following proposals will be considered and acted upon at the Meeting:

	Proposal	Page #
(1)	To approve an amendment to the Amended and Restated Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor.	3

(2)	To approve an amendment to the Distribution Services Agreement (Rule 12b-1 Plan) for the Class A shares of the Fund to increase the maximum distribution fee payable and consolidate it with another Rule 12b-1 Plan for other series of the Trust.	13

This Proxy Statement should be kept for future reference. The Fund has not been in existence for a full fiscal year and there has been no annual report of the Fund. The most recent annual report of Forward Funds, including financial statements, for the fiscal year ended December 31, 2006 is available to shareholders. If you would like to receive a copy of this shareholder report free of charge, or copies of any subsequent shareholder report, please contact the Trust by writing to Forward Funds, P.O. Box 1345, Denver, CO 80201 or by calling (800) 999-6809. Shareholder reports will be sent by first class mail within three business days of the receipt of the request.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE “FOR” THE PROPOSALS.

PROPOSAL 1

APPROVAL OF AN AMENDMENT TO THE INVESTMENT MANAGEMENT

AGREEMENT BETWEEN THE ADVISOR AND THE TRUST

TO INCREASE ADVISORY FEES PAYABLE BY THE FUND

TO THE ADVISOR

At its meeting on November 13, 2007, the Board, including all the Trustees who are not “interested persons” of the Trust (as defined in the Investment Company Act of 1940 (the “1940 Act”)) (the “Independent Trustees”), approved an amendment to Exhibit A of the Amended and Restated Investment Management Agreement (the “Advisory Agreement”) between the Trust, on behalf of the Fund, and Forward Management, LLC (“Forward Management” or the “Advisor”). The amendment to the Advisory Agreement provides for a change in the advisory fees payable by the Fund to the Advisor from a fee of 1.125% on net assets of $500 million or less, with a decreasing fee at increased net asset levels, to a flat fee of 1.50% on net assets (the “Amendment”). As of October 31, 2007, the Fund had net assets of $8,845,452. After consideration of this proposal, the Board is recommending that shareholders approve the Amendment.

Current Advisory Agreement

The terms of the Advisory Agreement will not be affected if the Amendment is approved except with respect to the proposed advisory fee schedule. The fee schedule to the Advisory Agreement as proposed to be amended is included in Appendix A hereto and below under the heading “Description of the New Fee Structure.”

Pursuant to the terms of the Advisory Agreement, the Advisor has the authority to manage the Fund in accordance with the investment objectives, policies and restrictions of the Fund and subject to the general supervision of the Board, but has delegated this authority to a sub-advisor. Daily investment decisions are made by the sub-advisor to the Fund. The Advisor also provides the Fund with ongoing management supervision and policy direction. In providing investment management services to Forward Funds (collectively, the “Funds”), the Advisor will: (a) make investment decisions for the Funds, including, but not limited to, the selection and management of investment sub-advisors for the Funds, in which case any of the duties of the Advisor under the Advisory Agreement may be delegated to such investment sub-advisors subject to approval by the Board of Trustees; (b) if investment sub-advisors are appointed with respect to the Funds, monitor and evaluate the performance of the investment sub-advisors under their respective sub-advisory agreements in light of the investment objectives and policies of the respective Fund, and render to the Trustees such periodic and special reports related to such performance monitoring as the Trustees may reasonably request, and analyze and recommend changes in investment sub-advisors as the Advisor may deem appropriate; (c) place orders to purchase and sell investments in the Funds; (d) furnish to the Funds the services of its employees and agents in the management and conduct of the corporate business and affairs of the Funds; (e) if requested, and subject to certain reimbursement provisions of the Advisory Agreement with respect to the Chief Compliance Officer of the Funds, provide the services of its officers as officers or administrative executives of the Trust and the services of any Trustees of the Trust who are “interested persons” of the Trust or its affiliates, as that term is defined in the 1940 Act, subject in each case to their individual consent to serve and to applicable legal limitations; and (f) provide office space, secretarial and clerical services and wire and telephone services (not including toll charges, which will be reimbursed by the Funds), and monitor and review Fund contracted services and expenditures pursuant to the distribution and service plans of the Funds.

The Advisor receives a fee with respect to each series of the Trust, including the Fund, for the services it provides under the Advisory Agreement equal to a percentage of the net assets of each series.

Under the Advisory Agreement, except as otherwise required under the 1940 Act, the Advisor is not liable for any damages, expenses or losses incurred in connection with the advisory services provided by the Advisor, so long as the Advisor shall have acted in good faith and shall have exercised the degree of prudence, competence and expertise customarily exhibited by managers of institutional portfolios.

The Advisory Agreement provides that it will continue in effect from year to year only if such continuance is approved at least annually by the Board or by vote of a majority of the outstanding shares of the Fund (as defined in the 1940 Act) and, in either case, by a majority of the Independent Trustees, by vote cast in person at a meeting called for such purpose.

The Advisory Agreement may be terminated as to the Fund (i) at any time without penalty upon the vote of a majority of the Trustees or the vote of a majority of outstanding voting securities of the Fund, upon sixty days written notice to the Advisor; or (ii) by the Advisor at any time without penalty, upon sixty days written notice to the Trust. The Advisory Agreement also terminates automatically in the event of an assignment (as defined in the 1940 Act).

The Advisory Agreement was originally entered into between Forward Funds, Inc., the Trust’s predecessor, and the Advisor in 1998, was amended and restated on July 1, 2005 in connection with the reorganization of the then-existing funds as a new series of Forward Funds, and has been amended from time to time to add or remove series of the Trust. The renewal of the Advisory Agreement was most recently unanimously approved by the Board, including a majority of the Independent Trustees who are not parties to the Agreement, with respect to all series of the Trust, including the Fund, at a meeting held on September 10-11, 2007.

The Fund commenced operations on December 29, 2006. At the time of the Fund’s inception, the Advisory Agreement provided that the Advisor would receive a management fee from the Fund and further provided that the Advisor was entitled to receive from the Fund a performance fee of 20% of the Fund’s performance, subject to a high watermark test. At a special meeting held on November 13, 2007, the Board, including the Independent Trustees, approved an amendment to the Advisory Agreement that eliminated the provision for payment of a performance fee to the Advisor effective as of November 13, 2007.

Out of the management fees that the Advisor receives from the Fund pursuant to the Advisory Agreement, the Advisor in turn pays the Fund’s sub-advisor sub-advisory fees for providing day-to-day advisory services to the Fund pursuant to a written sub-advisory agreement among the Advisor, the sub-advisor and the Trust (the “Sub-Advisory Agreement”).

Description of the New Fee Structure

The fee schedules applicable under the current Advisory Agreement and under the Amendment are set forth in the table below.

Advisory Fees Payable on Assets by the Fund to the Advisor under the Current Advisory Agreement*		Proposed Advisory Fees Payable on Assets by the Fund to the Advisor under the Amendment to the Advisory Agreement*
1.125%	Up to $500 million	1.50%
1.050%	Over $500 million up to $1 billion
0.975%	Over $1 billion

*	As a percentage of average daily net assets

Implementation

If approved by the shareholders, the Advisor will implement the increased management fee on February 1, 2008.

If the shareholders approve this Proposal 1, the Trust and the Advisor will amend the Sub-Advisory Agreement to effect a comparable change in the sub-advisory fee paid by the Advisor to the sub-advisor. The fee schedules applicable under the current Sub-Advisory Agreement and under the proposed amendment are set forth in the table below.

Sub-Advisory Fees Payable on Assets by the Advisor to the Sub-Advisor under the Current Sub-Advisory Agreement*+		Proposed Sub-Advisory Fees Payable on Assets by the Advisor to the Sub-Advisor under the Amendment to the Sub-Advisory Agreement*+
0.75%	Up to $500 million	1.00%
0.70%	Over $500 million up to $1 billion
0.65%	Over $1 billion

*	As a percentage of average daily net assets
+	The sub-advisor has contractually agreed to waive its fees in the same proportion as the Advisor in amounts necessary to limit the Fund’s operating expenses to the annual rate stated in the Prospectus, provided that the net minimum sub-advisory fee payable will be half of the fee otherwise payable to the sub-advisor.

Comparative Information

For the period from January 1, 2007 through September 30, 2007, Forward Management earned total management fees (not including performance fees and not giving effect to the contractual fee waiver) of $82,431 based on the current management fee schedule described above. If the proposed fee rate had been in effect from January 1, 2007 through September 30, 2007, Forward Management would have earned total management fees of $109,908, which represents an increase of approximately 33%.

The tables below compare the Fund’s current expense table with the Fund’s pro forma expense table if Proposal 1 and Proposal 2 are approved.

Annual Fund Operating Expenses

Annual fund operating expenses are paid directly out of the Fund’s average daily net assets. These expenses are not charged directly to shareholder accounts. They are expressed as a ratio, which is a percentage of average net assets.

Annual Fund Operating Expenses: Expenses that are deducted from Fund assets	Current Class A		Pro Forma Class A		Current Class C		Pro Forma Class C
Management Fees	1.125%		1.50%		1.125%		1.50%
Distribution (12b-1) Fees	0.25	% (1)	0.35	% (6)	0.75	% (1)	0.75	% (6)
Interest Payments on Borrowed Funds	1.92	% (2)	1.92	% (2)	1.92	% (2)	1.92	% (2)
Shareholder Services Fees	0.10	% (3)	0.10	% (3)	0.25	% (3)	0.25	% (3)
Other Expenses	1.095	% (4)	1.10	% (4)	1.095	% (4)	1.10	% (4)
Total Annual Fund Operating Expenses	4.49%		4.97%		5.14%		5.52%
Fee Waiver	-0.98	% (5)	-1.06	% (7)	-0.98	% (5)	-1.06	% (7)
Net Expenses	3.51%		3.91%		4.16%		4.46%

(1)	The Fund has adopted Distribution Plans pursuant to which up to 0.25% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.
(2)	Assumes that maximum borrowing is utilized by the Fund (approximately 33 1/3% of the Fund’s total assets including the amount borrowed). The expense assumes interest charged on the amount borrowed at an assumed interest rate of 5.75%. The actual costs of borrowing may vary.
(3)	The Fund has adopted Shareholder Services Plans pursuant to which up to 0.10% of the average net assets attributable to the Class A shares and 0.25% of the net assets attributable to the Class C shares may be used to pay shareholder servicing fees.
(4)	Other expenses are based on estimated amounts for the current fiscal year.
(5)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees until January 31, 2008 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.59% and 2.24% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers made by the investment advisor provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.
(6)	Assumes the Fund has adopted Distribution Plans pursuant to which up to 0.35% of the Fund’s average daily net assets attributable to the Class A shares and up to 0.75% of the Fund’s average daily net assets attributable to the Class C shares may be used to pay distribution expenses.
(7)	The Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until January 31, 2009 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes and dividend and extraordinary expenses) for Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.99% and 2.54% respectively. Pursuant to this agreement, the Fund will reimburse the investment advisor for any fee waivers and expense reimbursements made by the investment advisor provided that any such reimbursements made by the Fund to the investment advisor will not cause the Fund’s expense limitation to exceed the expense limitation in existence at the time the expense was incurred, or at the time of the reimbursement, whichever is lower, and the reimbursement is made within three years after the expenses were incurred.

The tables below compare the Fund’s current Examples with pro forma Examples if Proposal 1 and Proposal 2 are approved.

Examples

These Examples are intended to help you compare the costs of investing in the Forward Long/Short Credit Analysis Fund with the costs of investing in other mutual funds.

The Examples assume that you invest $10,000 in Class A and Class C shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year that the Fund’s total annual operating expenses remain the same. The Current Examples do not assume that a contractual fee waiver is in place. The Pro Forma Examples assume that the Fund’s investment advisor has contractually agreed to waive a portion of its fees and reimburse other expenses until January 31, 2009 in amounts necessary to limit the Fund’s operating expenses (exclusive of brokerage costs, interest, taxes, dividends and extraordinary expenses) for Class A and Class C shares to an annual rate (as a percentage of the Fund’s average daily net assets) of 1.99% and 2.54%, respectively. Although actual costs may be higher or lower, based on these assumptions your costs would be:

	Current Class A	Pro Forma Class A	Current Class C(1)	Pro Forma Class C(1)
1 Year	$999	$946	$614	$547
3 Years	$1,854	$1,893	$1,539	$1,551

You would pay the following expenses if you did not redeem your shares:

	Current Class A	Pro Forma Class A	Current Class C(1)	Pro Forma Class C(1)
1 Year	$999	$946	$514	$447
3 Years	$1,854	$1,893	$1,539	$1,551

(1)	The example for the Class C shares reflects the CDSC that would apply for redemptions of Class C shares within 18 months.

Board Approval

The Trustees, including the Independent Trustees, unanimously approved the Amendment to the Advisory Agreement at an in-person meeting held on November 13, 2007. In evaluating and approving the revision to the advisory fee schedule, the Board, including the Independent Trustees, requested and evaluated information provided by the Advisor which, in the Board’s opinion, constituted all the information reasonably necessary for the Board to form a judgment as to whether the increased advisory fee provided for in the Amendment would be in the best interests of the Fund and its shareholders.

The Board evaluated the increased advisory fee under the Amendment principally with reference to the following factors: (i) the nature, extent and quality of the services to be provided by the Advisor; (ii) reasonableness of investment advisory compensation to be paid and a comparative analysis of expense ratios of, and advisory fees paid by, similar peer funds; (iii) the profits to be realized by the Advisor from the relationship with the Fund; and (iv) the extent to which the fees to be paid to the Advisor reflect economies of scale. The Board noted that it had approved the continuation of the Advisory Agreement with respect to the Fund at its meeting on September 10-11, 2007 and that its deliberations and conclusions at that meeting applied to its evaluation of the increased advisory fee under the Amendment.

Additional discussion of certain of these factors follows:

Nature, extent and quality of services: The Board considered the nature of the services to be provided, which are described above under the heading “Current Advisory Agreement.” The Board considered the ability of the Advisor to provide an appropriate level of support and resources to the Fund and whether the Advisor has sufficiently qualified personnel. The Board noted the background and experience of the Advisor’s senior management, which includes the following:

Name:	Jerome Alan Reid, Jr.
Position:	President
Education:	Menlo College, B.S. in Business Administration
Business
Background:	• Forward Management, LLC, President and Managing Director, March 2001 to present
• Morgan Stanley Dean Witter, Principal eCommerce & Business Development, August 2000 to March 2001
• Morgan Stanley Dean Witter Online, Senior Vice President, Director of Business Delivery, March 1999 to August 2000
• Forward Funds, Executive Vice President and Treasurer, April 1998 to March 1999
• Dean Witter, Investment Consulting Services, Vice President, Regional Director, July 1992 to March 1998

Name:	Mary Ellen Curran
Position:	General Counsel
Education:	Fordham University, A.B., Yale Law School, J.D.
Business
Background:	• Forward Management, LLC, Chief Legal Officer, September 2002 to present
• Morgan Stanley Online, Senior Vice President, General Counsel, 1997 to August 2002

Name:	Judith Marilyn Rosenberg
Position:	Chief Compliance Officer
Education:	New York University, B.A., Hastings College of the Law, J.D.
Business
Background:	• Forward Management, LLC, Chief Compliance Officer, July 2005 to present
• Morgan Stanley, Vice President & Senior Attorney, September 2002 to June 2005
• Morgan Stanley Online, Chief Compliance Officer, December 1997 to September 2002

Name:	Jim O’Donnell
Position:	Chief Administrative Officer
Chartered Financial Analyst
Education:	Cornell University, B.S., University of San Diego, M.B.A.
Business
Background:	• Forward Management, LLC, Chief Administrative Officer, July 2006 to present
• Meisenbach Capital, Analyst, February 2004 to May 2006, September 2001 to October 2002
• Rainmaker Alliance, Consultant, November 2002 to February 2004 Nicholas-Applegate Capital Management, Portfolio Manager, April 1993 to August 2001

The Board also noted that because the series of the Trust are the Advisor’s principal investment advisory clients, the expertise of, and amount of attention expected to be given to the Fund by, the Advisor’s management team is substantial. The Board considered the Advisor’s ability to attract and retain qualified business professionals.

The Board also considered the Advisor’s compliance operations with respect to the Fund, including the measures taken by the Advisor to assist the Fund. The Board noted that the Advisor represented that it had no significant compliance or administrative problems over the past year and that no deficiencies were found by any independent audit. The Board also considered the services provided by the Advisor as a “manager of managers.” In this connection, the Board noted that the Advisor has been active in monitoring the performance of the sub-advisor to the Fund.

Reasonableness of investment advisory compensation: The Board considered information regarding the investment management fees to be charged to the Fund by the Advisor under the Amendment and operating expense comparisons for the Fund compared with other comparable registered investment companies with a long/short investment strategy. The Board further noted that the Fund would no longer pay a performance fee to the Advisor. The Board noted that the Advisor’s business consists primarily of managing the Trust, and that the Advisor does not manage any other mutual funds or investment accounts with a long/short strategy other than the Trust, and so it is not possible to compare the fees charged to the Trust with fees charged to other non-investment company clients of the Advisor. The Board also noted that the Advisor is responsible for compensation of the Fund’s sub-advisor and that the overall expense ratio of the Fund is current limited by the Advisor pursuant to a contractual expense limitation agreement.

Based on their evaluation of this information and, in particular noting that the investment management fees to be paid to the Advisor were within the range of the gross investment management fees charged to the group of similar investment companies presented to the Board, the Board concluded that the fee schedule as set forth in the Amendment is reasonable in light of the Fund’s investment strategy and the services to be provided.

Profitability: The Board considered the cost of services to be provided and profits to be realized by the Advisor from its relationship with the Fund, including the overall financial soundness of the Advisor. The Board considered financial information previously provided by the Advisor with respect to its operating profit or loss, which indicated an operating loss for past years and an operating profit for more recent periods. The Board noted that the Advisor has been responsive to inquiries over time regarding the firm’s financial resources and ability to serve as the investment advisor to the Fund, and the Board has been satisfied with this information. The Board also considered that the Advisor has historically waived fees or reimbursed the various series of the Trust for certain operating expenses that exceeded stated expense limits, and that amounts waived or reimbursed by the Advisor have been substantial. The Board also noted that the Advisor has been willing to incur expenses to replace sub-advisors when necessary.

Economies of scale: The Board considered the potential of the Advisor and the Fund to experience economies of scale as the Fund grows in size, but recognized that the existing Fund currently has relatively small asset levels and that the Advisor has historically subsidized funds at smaller asset levels. The Board concluded that considering the size and operating history of the Fund and the fee and financial information considered by the Board, the fee structure reflected in the Amendment is appropriate. The Board also noted that it would have the opportunity to periodically re-examine whether the Fund has achieved economies of scale, and the appropriateness of management fees payable to the Advisor, in the future.

Any additional benefits and other considerations: The Board considered ancillary benefits to be received by the Advisor as a result of the Advisor’s relationship with the Fund. The Board concluded that any potential benefits to be derived by the Advisor from its relationship with the Fund include potential for larger assets under management and reputational benefits, which are consistent with those generally derived by investment advisors to mutual funds. The Board also determined that the Advisor has made a commitment to the recruitment and retention of high quality personnel and maintains the financial and operational resources reasonably necessary to manage the Fund. The Board also favorably considered Forward Management’s entrepreneurial commitment to the management and success of the Fund, which entails a substantial financial and professional commitment.

After consideration of these factors, the Trustees, including all of the Independent Trustees, found that: (i) the proposed compensation payable under the Amendment to the Advisory Agreement bears a reasonable relationship to the services to be rendered and is fair and reasonable; and (ii) the Amendment to the Advisory Agreement is in the best interests of the Fund and its shareholders. Based on the Trustees’ deliberations and their evaluation of the information described above, the Trustees, including all of the Independent Trustees, unanimously approved the Amendment.

Information about the Advisor

For additional information about the Advisor, including ownership information and information about the officers of the Advisor, see “Additional Information” below.

* * *

If this proposal is not approved by the shareholders of the Fund, the current advisory fee schedule will continue to be effective.

Approval of Proposal 1 requires the affirmative vote of a majority of the outstanding voting securities of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THIS PROPOSAL 1.

PROPOSAL 2

APPROVAL OF AN AMENDED DISTRIBUTION SERVICES AGREEMENT

(RULE 12B-1 PLAN) FOR THE CLASS A SHARES OF THE FUND

This proposal would amend the plan of distribution pursuant to Rule 12b-1 under the 1940 Act for of the Class A shares of the Fund (the “Long/Short Plan”) and consolidate it with the existing plan of distribution pursuant to Rule 12b-1 under the 1940 Act for the Class A shares of the Forward Hoover Small Cap Equity Fund, Forward International Small Companies Fund, Sierra Club Stock Fund, Forward Large Cap Equity Fund and Forward Legato Fund, each a series of the Trust (the “Amended Plan”). The Long/Short Plan and the Amended Plan are identical except for the maximum distribution fee that may be borne by the Class A shares of a Fund. While certain amendments to Rule 12b-1 distribution plans may be made by the Board of Trustees without shareholder approval, any amendment that may materially increase the amount to be paid under such a plan must be approved by the shareholders of the relevant share class. In the case of this proposal, the proposed amendment would increase the maximum distribution fee payable by the Class A shares of the Fund from 0.25% to 0.35%.

The Trustees, including a majority of the Independent Trustees, unanimously approved the Amended Plan with respect to the Class A shares of the Fund on November 13, 2007 in accordance with the requirements of Rule 12b-1 under the 1940 Act, subject to the approval of the holders of shares of the Class A shares of the Fund. The terms of the Amended Plan will be identical to the Long/Short Plan that was adopted by the Fund at the inception of the Class A shares of the Fund, except that the maximum distribution fee as a percentage of net assets that may be borne by the Class A shares of the Fund will be 0.35%. The form of Amended Plan is attached as Appendix B.

Description of the Current Long/Short Plan

The Long/Short Plan permits the Fund to compensate the Distributor, banks, brokers, dealers, administrators and other financial intermediaries for services provided and expenses incurred by it in promoting the sale of shares of the Fund or maintaining or improving services provided to Class A shareholders. Expenses acceptable for payment under the Long/Short Plan include but are not limited to compensation of broker-dealers or other persons for providing assistance in distribution and for promotion of the sale of the Class A shares of the Fund, the printing of prospectuses and reports used for sales purposes, expenses of preparing and distributing sales literature and related expenses, advertisements, and other distribution-related expenses, including a pro-rated portion of the Distributor’s expenses attributable to the Class A shares related to implementing and operating the Long/Short Plan. Fees under the Long/Short Plan may also be used to pay for or compensate others for the provision of services to existing shareholders. The Investment Advisor is responsible for paying the Distributor for any unreimbursed distribution expenses.

The annual rate of payment of maximum costs and expenses payable under the Long/Short Plan is calculated on the basis of the Fund’s average daily net assets attributable to its Class A shares. Under the Long/Short Plan, the Fund may make payments to third parties (including the Distributor) for eligible expenses up to the maximum amount of 0.25%.

If this Proposal 2 is approved, the following changes would be made to the Long/Short Plan: (1) the maximum annual rate of payment for costs and expenses would be increased to 0.35%; and (2) the Fund would be included in the Forward Funds Class A Shares Service and Distribution Plan Under Rule 12b-1, which includes the Class A shares of other Funds.

Impact of the Proposal

Pursuant to the Long/Short Plan, the Class A shares of the Fund would have been obligated to pay costs and expenses in the maximum amount of $18,318 or 0.25% of the Fund’s average net assets, and actually paid fees and expenses in the amount of $573, for the period January 1, 2007 through September 30, 2007. The Distributor incurred expenses beyond the maximum amount eligible for reimbursement under the Long/Short Plan, which expenses were paid by the Advisor.

If the Amended Plan had been in effect for the period January 1, 2007 through September 30, 2007, the Class A shares of the Fund would have been obligated to pay costs and expenses in the maximum amount of $25,645 or 0.35% of the Fund’s average net assets. If the Fund adopts the Amended Plan, under the current expense levels, the Distributor would (under current conditions) continue to incur expenses beyond the compensation provided under the Amended Plan on the Class A shares of the Fund, which amounts would be paid by the Advisor.

The tables on page 7 compare the Fund’s current expense table with the Fund’s pro forma expense table if Proposal 1 and Proposal 2 are approved.

The tables on page 8 compare Examples under the current Long/Short Plan with pro forma Examples if Proposal 1 and Proposal 2 are approved.

The Amended Plan will continue in effect as to each Fund from year to year if specifically approved annually (a) by the majority of such Fund’s outstanding voting shares or by the Board and (b) by the vote of a majority of the Independent Trustees. While the Amended Plan remains in effect, the Distributor shall prepare and furnish to the Board a written report setting forth the amounts spent by each Fund under the Amended Plan and the purposes for which such expenditures were made. The Amended Plan may not be amended to materially increase the amount to be spent for distribution without shareholder approval, and all material amendments to the Amended Plan must be approved by the Board and by the Independent Trustees, cast in person at a meeting called specifically for that purpose.

Implementation

If approved by the shareholders, the Amended Plan will become effective on February 1, 2008.

Board Approval

The Trustees, including the Independent Trustees, unanimously approved the Amended Plan at a meeting held on November 13, 2007.

In connection with their review, the Trustees were advised by the Advisor that growth of the Fund’s assets is crucial to the Fund’s long-term success and that the current pricing structure of the Class A shares could leave the Fund at a competitive disadvantage given the Fund’s proposed distribution channels. The Advisor noted that the 12b-1 fee for the Class A shares of the other Forward Funds is 0.35% (0.50% for the Forward Emerald Opportunities Fund). The Advisor also noted that the original Plan with a 12b-1 fee of 0.25% was adopted at a time when the Fund bore a performance fee and, consequently, could be purchased only by a “qualified investor,” defined as one who meets the Securities and Exchange Commission’s definition of the term “qualified client.” At the time, it was contemplated that the Fund would be sold on platforms different from those of the Class A shares of other Forward Funds.

The Trustees considered numerous factors, including:

•

The need to pay financial advisers, broker-dealers and others for distribution and service-related activities at competitive levels to maintain the scope and quality of services expected by shareholders and to ensure continued access to distribution channels;

•	The investment benefits to the Fund of positive cash flow and greater assets, such as access to investment opportunities and the ability to trade portfolio securities more efficiently;

•	The increasingly difficult competitive environment for sales of mutual fund shares;

•	That the Amended Plan would put the Fund on a par with the Class A shares of the other Forward Funds;

•

The current and pro forma expense ratios applicable to Class A shares as compared with the expense ratios of sixteen funds employing a similar strategy with which the Fund competes. The Board noted that the current and pro forma total expenses of the Class A shares of the Fund, without regard to any management fee waivers by the Advisor, were within the range of the total expenses of the peer funds.

The Trustees also recognized and considered that possible benefits may be realized by the Advisor as a result of the adoption of the Amended Plan. One effect of the proposed change could be to enable the Advisor to recover certain types of expenses that it is currently funding from its own resources. Another effect could be increases in the investment management fees payable to the Advisor by the Fund (which are calculated as a percent of net assets) if Fund assets grow as a result of the amendment.

The Trustees further recognized that there can be no assurance that any of the potential benefits described above will be achieved if the Amended Plan is approved.

Following their consideration, the Trustees, including all of the Independent Trustees, concluded that the fee payable under the Amended Plan was fair and reasonable in view of both the services to be provided, directly or indirectly, by the Distributor and others and the anticipated benefits of the Amended Plan. The Trustees, including all of the Independent Trustees, determined that implementing the Amended Plan would have a reasonable likelihood of benefiting the Fund and its shareholders and would be in the best interests of the Fund and its shareholders. Accordingly, the Trustees, including all of the Independent Trustees, unanimously voted to approve the Amended Plan.

* * *

If this proposal is not approved by Class A shareholders of the Fund, the current Long/Short Plan will continue to be effective.

Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Class A shares of the Fund, as defined by the 1940 Act. For purposes of the 1940 Act, a majority of the Fund’s outstanding voting securities is the lesser of (i) 67% of the Fund’s outstanding voting securities represented at a meeting at which more than 50% of the Fund’s outstanding voting securities are present in person or represented by proxy, or (ii) more than 50% of the Fund’s outstanding voting securities.

THE BOARD OF TRUSTEES, INCLUDING THE INDEPENDENT TRUSTEES, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS OF THE CLASS A SHARES OF THE FUND VOTE “FOR” THIS PROPOSAL 2.

OTHER MATTERS

The Board is not aware of any matters that will be presented for action at the Meeting other than the matters set forth herein. Should any other matters requiring a vote of shareholders arise, the proxy in the accompanying form will confer upon the person or persons entitled to vote the shares represented by such proxy the discretionary authority to vote the shares as to any such other matters in accordance with their best judgment in the interest of the Trust and the Fund.

ADDITIONAL INFORMATION

Proposals of Shareholders

The Trust does not hold regular annual shareholders’ meetings. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for a subsequent shareholders’ meeting of the Trust (if any) should send their written proposals to the Secretary of the Trust at 433 California Street, 11th Floor, San Francisco, CA 94104. Proposals must be received a reasonable time before the date of a meeting of shareholders in order to be considered for inclusion in the proxy materials for that meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be included. A shareholder who wishes to make a proposal at the next meeting of shareholders without including the proposal in the Trust’s proxy statement must notify the Secretary of the Trust in writing of such proposal within a reasonable time prior to the date of the meeting. If a shareholder fails to give timely notice, then the persons named as proxies in the proxies solicited by the Board for the next meeting of shareholders may exercise discretionary voting power with respect to any such proposal.

Shareholder Communications with the Board

Shareholders may address correspondence that relates to the Funds to the Board as a whole or to individual Trustees and send such correspondence to the Board or to the Trustee, c/o Forward Management, 433 California Street, 11th Floor, San Francisco, CA 94104. Upon receipt, all such shareholder correspondence will be directed to the attention of the addressee.

Voting Information

Holders of record of the shares of the Fund as of the Record Date, as to any matter on which they are entitled to vote, will be entitled to one vote per share on all business at the Meeting. As of Record Date, the Fund had only Class A shareholders and the number of outstanding Class A shares of the Fund was 1,007,076.

Any shareholder giving a proxy has the power to revoke it by mail addressed to the Secretary of the Trust, c/o Forward Management, 433 California Street, 11th Floor, San Francisco, CA 94104, by executing a proxy bearing a later date, or by attending and voting at the Meeting. All properly executed proxies received in time for the Meeting will be voted as specified in the proxy or, if no specification is made, in favor of the Proposals referred to in the Proxy Statement.

The presence at any shareholders’ meeting in person or by proxy of one-third of the outstanding shares of the Fund or Class entitled to be voted with respect to a proposal, as applicable, shall constitute a quorum for the transaction of business at a meeting with respect to such Fund or Class, respectively.

Adjournment

In the event that the necessary quorum to transact business or the vote required to approve a proposal is not obtained at the Meeting with respect to the Fund or Class, as appropriate, the persons named as proxies may propose one or more adjournments of the Meeting in accordance with applicable law to permit further solicitation of proxies with respect to the proposal. Any such adjournment with respect to the Fund, or Class of shares of the Fund, will require the affirmative vote of the holders of a majority of the Fund’s shares or Class of the Fund’s shares present in person or by proxy and entitled to vote at the Meeting. The persons named as proxies will vote in favor of any such adjournment those proxies which they are entitled to vote in favor of the proposal and will vote against any such adjournment those proxies to be voted against the proposal.

Effect of Abstentions and Broker “Non-Votes”

For purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker “non-votes” will be treated as shares that are present but which have not been voted. Broker non-votes are proxies received by the Trust from brokers or nominees when the broker or nominee has neither received instructions from the beneficial owner or other persons entitled to vote nor has discretionary power to vote on a particular matter. Abstentions and broker non-votes will be disregarded for purposes of voting on an adjournment and treated as votes against a Proposal. Accordingly, shareholders are urged to forward their voting instructions promptly.

Voting Requirement

Proposal 1 requires the affirmative vote of a majority of the Fund’s outstanding voting securities (as defined in the 1940 Act) and Proposal 2 requires the affirmative vote of a majority of the Fund’s Class A voting securities. For this purpose, a majority is the vote of (1) 67% of more of the voting securities entitled to vote on the proposal that are present at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding voting securities entitled to vote on the proposal, whichever is less.

Methods of Voting

If a shareholder wishes to participate in the Meeting, the shareholder may submit the proxy card in the postage-paid envelope provided or attend the Meeting in person. Shareholders requiring additional information regarding the proxy or replace proxy card(s) may contact the Trust at (888) 312-4100. Any proxy given by a shareholder is revocable until voted at the Meeting.

Cost and Method of Proxy Solicitation

The Fund and the Advisor will each pay 50% of the cost of preparing, printing and mailing the proxy card(s) and this Proxy Statement and all other costs incurred with the solicitation of proxies, including any additional solicitation made by letter, telephone or otherwise. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals on behalf of the Fund and to obtain authorization for the execution of proxies. For those services, they will be reimbursed by the Fund for their expenses to the extent the Fund would have directly borne those expenses. The annual operating expenses of the Fund are capped under an expense limitation agreement between the Advisor and the Trust. To the extent the expense limitation agreement applies to the Fund, the Advisor will indirectly pay the proxy costs incurred by the Fund to the extent such costs result in Fund expenses in excess of the applicable expense limitation. In addition to solicitation by mail, certain officers and representatives of the Trust, officers and employees of the Advisor, and certain financial services firms and their representatives, who will receive no additional compensation for their services, may solicit proxies by telephone, telegram or personally.

Ownership Of The Fund

As of the Record Date, the shareholder listed below owned of record or beneficially 5% or more of the Fund and 5% or more of the Class A shares of the Fund. Shareholders holding 25% or more of the outstanding voting shares of the Fund or Class may be deemed to “control” the Fund or Class, as applicable. Because the shareholder represented below owns a majority of the outstanding shares of the Fund and a majority of the Class A shares of the Fund, this shareholder will be able to determine the outcome of each proposal.

Name and Address of Shareholder	Shares Beneficially Owned	Percent of Fund/Class
Sutton Place Associates, LLC* One Embarcadero Center, Suite 1050 San Francisco, CA 94111	1,000,050	99.30%

*	Sutton Place Associates, LLC is an entity under common control with Forward Management.

As of the Record Date, no person owned beneficially more than 5% of the outstanding shares of the Fund or the Class A shares of the Fund, except as listed above. The Trustees and Officers as a group own less than 1% of the outstanding shares of the Fund.

Service Providers

Investment Advisor

Forward Management, LLC (“Forward Management”) serves as investment advisor to each of the Forward Funds. Forward Management is located at 433 California Street, 11th Floor, San Francisco, California 94104. The ReFlow Forward Family Holding Company, LLC (“ReFlow Forward Family Holding Company”) holds approximately 94% of Forward Management’s ownership interest, with the balance held by employees. Gordon P. Getty is the Manager of ReFlow Forward Family Holding Company, which was organized as a Delaware limited liability company on December 20, 2006. Sutton Place Associates, LLC (“Sutton Place”) is under common control with ReFlow Forward Family Holding Company and is therefore considered an affiliate of both ReFlow Forward Family Holding Company and Forward Management. As of the Record Date, Sutton Place held a majority of the shares of the Fund.

Forward Management has been registered with the SEC as an investment advisor since 1998 and has been an investment advisor to publicly-offered mutual funds since that time. Forward Management has the authority to manage the Fund in accordance with the investment objective, policies and restrictions of the Fund and subject to the general supervision of the Trust’s Board but has delegated this authority to the sub-advisor for the Fund. Forward Management also provides the Fund with ongoing management supervision and policy direction. Forward Management has served as investment advisor to the Fund since its inception.

The following table provides the name and principal occupation of each director and certain officers of Forward Management. The business address of each person listed below is Forward Management, LLC, 433 California Street, 11th Floor, San Francisco, California 94104.

Name	Principal Occupation
J. Alan Reid, Jr.	President and Director
Mary Curran	Chief Legal Officer and Secretary
Judith M. Rosenberg	Chief Compliance Officer
Gordon P. Getty	Director; Composer, Economist and Entrepreneur
Jeffrey P. Cusack	Director; Managing Director, Real Estate Finance Firm
James Halligan	Director; Retired
William Prezant	Director; Attorney
Toby Rosenblatt	Director; President, Investment Firm
Thomas Woodhouse	Director; Attorney

Mr. Reid serves as President and Trustee of the Trust, Ms. Curran serves as Secretary of the Trust, and Ms. Rosenberg serves as Chief Compliance Officer and Chief Legal Officer of the Trust.

Distributor

Shares of the Funds are distributed pursuant to a Distribution Agreement, dated as of September 25, 2005 (the “Distribution Agreement”), between the Trust and ALPS Distributors, Inc. (the “Distributor”), located at 1290 Broadway, Suite 1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect through September 12, 2008 and from year to year thereafter only if its continuance is annually approved: (i) by the vote of a majority of those Trustees who are not parties to the Distribution Agreement, or who are not “interested persons,” as that term is defined in Section 2(a)(19) of the 1940 Act, of any party thereto; or (ii) by the vote of a majority of the outstanding voting securities of the Fund. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Administrator and Transfer Agent

ALPS Fund Services, Inc. (“AFS”), located at 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the administrator and transfer agent for the Funds pursuant to an Administration Agreement between the Funds and AFS effective as of September 12, 2005. As administrator, AFS performs corporate secretarial, treasury and blue sky services and acts as fund accounting agent for the Funds. For its services as administrator, the Fund pays AFS fees based on the average net assets of the Funds, accrued daily and payable monthly by the Funds at the following annual rate:

Average Net Assets	Annual Fee
Up to and including $1 billion	0.065%
In excess of $1 billion up to and including $3 billion	0.035%
In excess of $3 billion	0.030%

The Administration Agreement has an initial term of three years and will renew automatically for successive one-year terms, subject to the ability of the Trust to elect to not renew the Agreement. Pursuant to a Transfer Agency and Services Agreement effective as of September 12, 2005, AFS also acts as transfer agent and dividend disbursing agent for the Funds. The Transfer Agency and Services Agreement has an initial term of three years and will renew automatically for successive one-year terms, subject to the ability of the Trust to elect to not renew the Agreement. Shareholder inquiries may be directed to AFS at P.O. Box 1345, Denver, CO 80201.

Custodian

Brown Brothers Harriman & Co. (“BBH”), located at 40 Water Street, Boston, MA 02109, acts as the custodian for the Trust. BBH is responsible for the custody of the Fund’s assets and, as foreign custody manager, will oversee the custody of any Fund assets held outside the United States. BBH takes no part in the decisions relating to the purchase or sale of the Trust’s portfolio securities.

Independent Registered Public Accountants

PricewaterhouseCoopers, LLP (“PwC”), located at Three Embarcadero Center, San Francisco, CA 94111-4004, acts as the independent registered public accounting firm for the Trust. Representatives of PwC are not expected to be present at the Meeting and, therefore, will not have the opportunity to make a statement at the Meeting and are not expected to be available to respond to questions.

Audit Fees

The Trust, a Delaware statutory trust, is an open-end management investment company registered under the 1940 Act. The Trust was organized as a Pennsylvania common law trust on August 26, 1992 under the name HomeState Group and was reorganized effective April 7, 2005 as a Delaware statutory trust created on February 1, 2005. Effective July 1, 2005, pursuant to an Agreement and Plan of Reorganization, each of the nine then-existing series of Forward Funds, Inc., a Maryland corporation originally incorporated on October 3, 1997, and registered under the 1940 Act, was reorganized into a corresponding newly formed series of the Trust.

The fee information provided below pertains to the Forward Emerald Growth Fund, the Forward Emerald Banking and Finance Fund and the Forward Emerald Opportunities Fund (collectively, the “Forward Emerald Funds”) and to the Forward Large Cap Equity Fund, the Forward Hoover Small Cap Equity Fund, the Forward Hoover Mini-Cap Fund, the Forward Legato Fund, the Forward Global Emerging Markets Fund, the Forward International Equity Fund, the Forward International Small Companies Fund, the Forward Progressive Real Estate Fund, the Sierra Club Stock Fund and the Sierra Club Equity Income Fund (collectively, the “Forward Legacy Funds”), each a series of the Trust.

Effective December 31, 2005, the Forward Emerald Funds’ fiscal year end changed from June 30 to December 31.

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the Funds’ annual financial statements for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements on behalf of the Funds were $277,500 for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were $66,009 for the six months ended December 31, 2005 and were $64,000 for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were $173,991 for the fiscal year ended December 31, 2005.

Audit-Related Fees

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Funds’ financial statements and are not reported under “Audit Fees” above on behalf of the Funds were NONE for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were NONE for the six months ended December 31, 2005 and were NONE for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were NONE for the fiscal year ended December 31, 2005.

Tax Fees

The aggregate fees billed to the Funds for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning on behalf of the Funds were $94,875 for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were $19,800 for the six months ended December 31, 2005 and were $22,200 for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were $59,400 for the fiscal year ended December 31, 2005.

For the fiscal year ended December 31, 2005, the Forward Emerald Funds were billed for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Tax fees for the HomeState Group related to the preparation of excise tax calculations and returns and preparation of state and federal tax returns.

All Other Fees

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported above on behalf of the Funds were $10,000 for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were NONE for the six months ended December 31, 2005 and were NONE for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were NONE for the fiscal year ended December 31, 2005.

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the Funds, and rendered to the Funds’ investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the Funds for each of the last two fiscal years on behalf of the Funds were NONE for the fiscal year ended December 31, 2006; on behalf of the Forward Emerald Funds were NONE for the six months ended December 31, 2005 and were $19,800 for the fiscal year ended June 30, 2005; and on behalf of the Forward Legacy Funds were NONE for the fiscal year ended December 31, 2005.

The aggregate non-audit fees billed by the Funds’ accountant for services rendered to the Funds, and rendered to the Funds’ investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor), and any entity controlling, controlled by, or under common control with the investment advisor that provides ongoing services to the HomeState Group were $28,670 for the fiscal year ended June 30, 2005.

The Audit Committee of the Board pre-approves all audit and non-audit services provided by PwC or any independent registered public accounting firm engaged by the Trust and any non-audit or audit-related services provided to its service affiliates, which have an impact on the Fund, in accordance with certain pre-approval policies and procedures. The Audit Committee approves the engagement of the independent registered public accounting firm for each fiscal year, and a majority of the Non-Interested Trustees approves the engagement. The Audit Committee may pre-approve the provision of types or categories of non-audit services for the Trust and permissible non-audit services for the Trust’s service providers on an annual basis at the time of the independent registered public accounting firm’s engagement and on a project-by-project basis. At the time of the annual engagement of the Trust’s independent registered public accounting firm, the Audit Committee receives a list of the categories of expected services with a description and an estimated budget of fees. In its pre-approval, the Audit Committee must determine that the provision of the service is consistent with and will not impair the ongoing independence of the independent registered public accounting firm and set any limits on fees or other conditions it finds appropriate. Non-audit services may also be approved on a project-by-project basis by the Audit Committee consistent with the same standards for determination and information.

The Audit Committee has considered the nature of the non-audit services rendered by PwC and does not consider them incompatible with PwC’s independence.

Financial Statements

Audited financial statements for the Trust appear in its Annual Report for the fiscal year ended December 31, 2006, which previously was sent to shareholders. Copies of the Annual Report are available upon request, without charge, by writing to the Trust at P.O. Box 1345, Denver, CO 80201 or by calling (800) 999-6809.

By Order of the Board,

/s/ Mary Curran
Mary Curran
Secretary

December 19, 2007

Please complete, date and sign the proxy card and return it promptly in the reply envelope. NO POSTAGE IS REQUIRED if mailed in the United States.

INDEX OF EXHIBITS

APPENDIX A	PROPOSED AMENDED EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

APPENDIX B	FORM OF DISTRIBUTION SERVICES AGREEMENT (RULE 12B-1 PLAN) FOR CLASS A SHARES OF THE FUND

APPENDIX C	AUDIT COMMITTEE CHARTER

APPENDIX A

EXHIBIT A TO INVESTMENT MANAGEMENT AGREEMENT

Fund	Advisory Fee
Forward Asia Ex-Japan Equities Fund	1.25% up to and including $250 million 1.20% over $250 million up to and including $500 million 1.10% over $500 million

Forward Eastern Europe Equities Fund	1.25% up to and including $250 million 1.20% over $250 million up to and including $500 million 1.15% over $500 million

Forward Global Emerging Markets Fund	1.25% up to and including $500 million 1.20% over $500 million up to and including $1 billion 1.15% over $1 billion

Forward Hoover Mini-Cap Fund	1.05%

Forward Hoover Small Cap Equity Fund	1.05% up to and including $500 million 1.00% over $500 million

Forward International Equity Fund	0.85% up to and including $250 million 0.75% over $250 million up to and including $1 billion 0.65% over $1 billion

Forward International Fixed Income Fund	0.70% up to and including $500 million 0.64% over $500 million up to and including $1 billion 0.58% over $1 billion up to and including $5 billion 0.52% over $5 billion

Forward International Small Companies Fund	1.00% up to and including $1 billion 0.95% over $1 billion

Forward Large Cap Equity Fund	0.80% up to and including $500 million 0.725% over $500 million up to and including $1 billion 0.675% over $1 billion

Forward Legato Fund	1.00% up to and including $500 million 0.85% over $500 million

Forward Long/Short Credit Analysis Fund	1.50%

Forward Progressive Real Estate Fund	0.85% up to and including $100 million 0.80% over $100 million up to and including $500 million 0.70% over $500 million

Sierra Club Equity Income Fund	0.94% up to and including $100 million 0.87% over $100 million up to and including $250 million 0.82% over $250 million up to and including $500 million 0.78% over $500 million

Sierra Club Stock Fund	0.85% up to and including $100 million 0.81% over $100 million up to and including $250 million 0.78% over $250 million up to and including $500 million 0.70% over $500 million

APPENDIX B

FORWARD FUNDS

CLASS A SHARES

SERVICE AND DISTRIBUTION PLAN UNDER RULE 12b-1

Forward Funds (the “Trust”) is an open-end management investment company registered as such under the Investment Company Act of 1940 (the “Act”). This Plan relates to the Class A shares (the “Class A Shares”) of each of the portfolios of the Trust identified in Appendix A hereto (each, a “Portfolio”). Appendix A may be amended from time to time as provided herein.

Section 1. This Plan authorizes the Trust to pay to one or more persons or entities (which may but need not be affiliated with the Trust or any of its investment advisers or other service providers), pursuant to agreements executed on behalf of the Trust, fees (“Fees”) for services rendered and expenses borne in connection with the provision of shareholder services or distribution services with respect to the Class A Shares of the Trust. On an annual basis, the aggregate amount of Fees with respect to each Portfolio paid under this Plan shall not exceed 0.35% of the Portfolio’s average daily net assets attributable to its Class A Shares.

Section 2. The Fees may be paid by the Trust under this Plan for the purpose of financing or assisting in the financing of any activity which is primarily intended to result in the sale of Class A Shares of the Trust and for servicing accounts of holders of Class A Shares. The scope of the foregoing shall be interpreted by the Board of Trustees (the “Board”), whose decision shall be conclusive except to the extent it contravenes established legal authority. Without in any way limiting the discretion of the Board, the Fees may be paid for the following:

(a) activities primarily intended to result in the sale of Class A Shares of the Trust, including, but not limited to (i) compensation to, and expenses (including overhead and telephone expenses) of, underwriters, dealers, brokers, banks and other selling entities (including the Distributor) and sales and marketing personnel of any of them for printing of prospectuses and reports for other than existing shareholders of a Portfolio and the preparation, production and dissemination of sales, marketing and shareholder servicing materials information of the Trust; (ii) compensating underwriters, dealers, brokers, banks and other financial institutions who aid in the processing of purchase or redemption requests for Class A Shares or the processing of dividend payments with respect to Class A Shares, who provide information periodically to shareholders showing their positions in a Portfolio’s Class A Shares, who forward communications from the Trust to shareholders, who render ongoing advice concerning the suitability of particular investment opportunities offered by the Trust in light of the shareholders’ needs, who respond to inquiries from Class A shareholders relating to such services, or who train personnel in the provision of services; and (iii) services qualifying as a service fee under the rules of the National Association of Securities Dealers, Inc.;

(b) administrative services to the Class A shareholders of the Trust, which may include (and are in addition to any such general services provided to a Portfolio as a whole): (i) transfer agency and sub-transfer agent services for beneficial owners of Class A Shares: (ii) aggregating and processing purchase and redemption orders of Class A shareholders, (iii) providing beneficial owners of Class A Shares who are not record owners with statements showing their positions in the Portfolio, (iv) processing dividend payments for Class A Shares held beneficially, (v) providing sub-accounting services for Class A Shares held beneficially, (vi) forwarding shareholder communications, such as proxies, shareholder reports, dividend and tax notices, and updating prospectuses to beneficial owners of Class A Shares who are not record owners and (vii) receiving, tabulating and transmitting proxies executed by beneficial owners of Class A Shares who are not record owners; and

(c) additional personal services to the Trust’s Class A shareholders and/or for the maintenance of Class A shareholder accounts.

Section 3. This Plan and each related agreement must be approved by a majority of the Board (“Board Approval”) and by a majority of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of this Plan or any such agreement (“Disinterested Trustee Approval”), by vote cast in person at a meeting called for the purposes of voting on such agreement. All determinations or authorizations of the Board hereunder shall be made by Board Approval and Disinterested Trustee Approval. Each agreement relating to the implementation of this Plan must contain the provisions required by Rule 12b-1 under the Act.

Section 4. The officers, investment adviser or Distributor of the Trust, as appropriate, shall provide to the Board and the Board shall review, at least quarterly, a written report of the amounts expended pursuant to this Plan and the purposes for which such payments were made.

Section 5. To the extent any activity is covered by Section 2 and is also an activity which the Trust may pay for on behalf of a Portfolio without regard to the existence or terms and conditions of a plan of distribution under Rule 12b-1 of the Act, this Plan shall not be construed to prevent or restrict the Trust from paying such amounts outside of this Plan and without limitation hereby and without such payments being included in calculation of Payments subject to the limitation set forth in Section 1.

Section 6. This Plan shall not take effect with respect to any Portfolio until it has been approved by a vote of at least a majority of the outstanding Class A voting securities of the Portfolio, unless this Plan is adopted prior to any public offering of the Class A voting securities of that Portfolio or the sale of such securities to persons who are not affiliated persons of that Portfolio, affiliated persons of such persons, promoters of that Portfolio or affiliated persons of such promoters. This Plan shall be deemed to have been effectively approved with respect to any Portfolio if a majority of the outstanding Class A voting securities of that Portfolio votes for the approval of the Plan.

Section 7. This Plan may not be amended in any material respect (including any amendment to add a Portfolio to Appendix A) without Board Approval and Disinterested Trustee Approval and may not be amended to increase materially the amount to be spent for distribution hereunder without such approvals and further approval by a vote of at least a majority of the outstanding Class A Shares of the Trust.

Section 8. This Plan may continue in effect for longer than one year after its approval by the shareholders of the Trust only as long as such continuance is specifically approved at least annually by Board Approval and by Disinterested Trustee Approval, cast in person at a meeting called for the purpose of voting on this Plan.

Section 9. This Plan may be terminated at any time by a vote of the Trustees who are not interested persons of the Trust and have no direct or indirect financial interest in the operation of the Plan or any agreement related to the implementation of the Plan, cast in person at a meeting called for the purposes of voting on such termination, or by a vote of at least a majority of the outstanding Class A Shares of the Trust.

Section 10. While this Plan is in effect, the selection and nomination of Trustees who are not interested persons of the Trust shall be committed to the discretion of the Trustees who are not such interested persons.

Section 11. As used in this Plan, the terms “interested person” and “related agreement” shall have the meanings ascribed to them in the Act and the rules adopted by the Securities and Exchange Commission (“SEC”) thereunder and the term “vote of a majority of the outstanding Class A Shares” of the Trust shall mean the lesser of the 67% or the 50% voting requirements specified in clauses (A) and (B), respectively, of the third sentence of Section 2(a)(42) of the Act, all subject to such exemptions as may be granted by the SEC.

Date: June 9, 2005

APPENDIX A

(to the Class A Shares

Service and Distribution Plan Under Rule 12b-1)

February 1, 2008

Forward Asia Ex-Japan Equities Fund

Forward Eastern Europe Equities Fund

Forward Hoover Small Cap Equity Fund

Forward International Fixed Income Fund

Forward International Small Companies Fund

Forward Large Cap Equity Fund

Forward Legato Fund

Forward Long/Short Credit Analysis Fund

Sierra Club Stock Fund

APPENDIX C

FORWARD FUNDS

AUDIT COMMITTEE CHARTER

ORGANIZATION

There shall be an audit committee of the Board of Trustees of Forward Funds (the “Trust”) which shall be composed exclusively of independent Trustees, at least one of whom may be considered an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time. The members should select from their number a chairperson.

PURPOSE

The purposes of the audit committee are:

(a) to oversee the accounting and financial reporting policies and practices of the Trust’s series (the “Funds”), their internal controls and, as appropriate, the internal controls of certain service providers;

(b) to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof;

(c) to act as a liaison between the Funds’ independent auditors and the full Board of Trustees; and

(d) to oversee the qualifications, independence and performance of the Trust’s independent auditors.

The function of the audit committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the auditor’s responsibility to plan and carry out a proper audit in accordance with generally accepted auditing standards.

DUTIES AND RESPONSIBILITIES

The audit committee shall:

1. recommend the selection, retention and termination of auditors;

2. review the scope of the proposed audit each year, the audit procedures to be utilized and the proposed audit fees. At the conclusion of such audit, the committee will review such audit with the independent auditors, including any comments or recommendations;

3. ensure receipt from the auditors of a formal written statement delineating the relationship between the auditors and the Funds and evaluate the independence of the auditors;

4. as part of its evaluation of the independence of the Trust’s independent auditor, review (i) the fees paid to the Trust’s independent auditor by the Trust’s manager and its affiliates for audit and non-audit services, and (ii) the hiring of employees or former employees of the Trust’s independent auditor by the Trust’s manager and its affiliates.

5. meet with the Funds’ auditors, at least once a year and more often if required, to review the conduct and results of each external audit of the Funds’ financial statements, including:

(a) the auditor’s audit of the Funds’ annual financial statements including footnotes and its report thereon, including any significant audit findings;

(b) the auditor’s reasoning in accepting or questioning significant estimates by management;

(c) the auditor’s views as to the adequacy of disclosures in the Funds’ financial statements in relation to generally accepted accounting principles;

(d) any serious difficulties or disputes with management encountered during the course of the audit;

(e) any changes in accounting principles or practices proposed by management or the auditors;

(f) any significant changes to the audit plan; and

(g) other matters related to the conduct of the audit which are to be communicated to the audit committee under generally accepted auditing standards;

5. report its findings to the Board on a regular and timely basis;

6. review results of regulatory examinations, as needed;

7. review the fees charged by the auditors for audit and non-audit services;

8. investigate improprieties or suspected improprieties in fund operations that are brought to the audit committee’s attention;

9. pre-approve all auditing services and permissible non-auditing services to be provided to the Trust by the auditor and pre-approve the auditor’s engagement for non-audit services to the investment manager and its control affiliates where such services relate directly to the operations and financial reporting of the Trust;

10. review and evaluate the lead audit partner and assure regular rotation of the lead audit partner as required by law;

11. review with the Board, on a periodic basis, the Committee members’ education and experience so that the Board can make the determination, in compliance with its obligations under the federal securities laws, as to whether or not any of the Committee members may be considered to be an “audit committee financial expert” as that term may be defined pursuant to SEC rule or regulation from time to time;

12. meet periodically with the auditors in separate executive sessions to discuss any matters that the audit committee or the auditors believe should be discussed privately; and

13. authorize and oversee investigations into any matters within the audit committee’s scope of responsibilities.

AUTHORITY

The audit committee shall have unrestricted access to the Trustees of the Trust, the independent auditors, and the executive and financial management of the Funds.

The audit committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to retain at the Trust’s expense and receive the advice and assistance of such legal, accounting, and other experts as it may deem necessary in connection with its work.

PROCESS

The audit committee performs its functions under this Charter on the basis of information provided or representations made to it by the Trust’s independent auditor, management, other service providers, or legal counsel, without independent verification.

The audit committee shall meet on a regular basis, but not less than annually. Special meetings shall be called as circumstances require. Minutes of all meetings of the audit committee shall be submitted to the Board of Trustees of the Trust.

COMMITTEE CHARTER

The audit committee shall review this Charter at least annually and recommend any changes to the full Board of Trustees. The Charter, including any amendments thereto, shall be maintained in the records of the Trust.

The foregoing Charter was reviewed and approved by the Audit Committee of the Trust at a meeting held on December 7, 2006.

Form of Proxy Card

PROXY CARD

FORWARD FUNDS

FORWARD LONG/SHORT CREDIT ANALYSIS FUND

FOR THE SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON DECEMBER 28, 2007

This Proxy is solicited on behalf of the Trustees of Forward Funds (the “Trust”). The undersigned, revoking previous proxies, hereby appoints J. Alan Reid, Jr., Barbara Tolle and Mary Curran, or any one of them, as proxy of the undersigned, with full power of substitution, to vote the shares which the undersigned is entitled to vote at the Special Meeting (the “Meeting”) of Shareholders of the Forward Long/Short Credit Analysis Fund, a series of the Trust (the “Fund”) to be held at 433 California Street, San Francisco, California 94104, on December 28, 2007 beginning at 9:00 a.m. Pacific time, and at any adjournment(s) thereof. As to any other matter that properly comes before the Meeting or any adjournment(s) thereof, the persons appointed above may vote in accordance with their best judgment. The undersigned hereby acknowledges receipt of the Proxy Statement and Notice of Special Meeting.

All properly executed proxies will be voted as directed herein by the signing shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted “FOR” each proposal. Please date, sign and return this proxy promptly.

Your proxy is important to assure a quorum at the Meeting whether or not you plan to attend the Meeting in person. You may revoke this proxy at any time and the giving of it will not affect your right to attend the Meeting and vote in person.

If you have any questions about the proxy material or the execution of your vote, call (888) 312-4100. Representatives will be happy to assist you. Please have this proxy card available at the time of the call.

To vote your proxy:

Complete the reverse side of this proxy card, sign and date, and return it in the postage paid envelope provided.

Please fill in box(es) using black or blue ink or Number 2 pencil.

THE BOARD OF TRUSTEES RECOMMENDS A VOTE “FOR” EACH PROPOSAL.

TO VOTE “FOR” ALL PROPOSALS, MARK THIS BOX. No other vote is necessary.  ☐

TO VOTE EACH PROPOSAL INDIVIDUALLY, PLEASE CHECK THE APPROPRIATE BOXES BELOW.

Proposal 1:	Approval of an amendment to the Amended and Restated Investment Management Agreement between the Trust, on behalf of the Fund, and the Advisor to increase advisory fees payable by the Fund to the Advisor.

For  ☐    Against  ☐    Abstain  ☐

Proposal 2:	Approval of an amendment to the Distribution Services Agreement (Rule 12b-1 Plan) for the Class A shares of the Fund to increase the maximum distribution fee payable and consolidate it with another Rule 12b-1 Plan for other series of the Trust.

For  ☐    Against  ☐    Abstain  ☐

The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and Proxy Statement.

Signature(s) and Title(s), if applicable	Date
Signature(s) and Title(s), if applicable	Date

Sign your name exactly as it appears in the registration on the proxy card. If the shares are held jointly, either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature. If the shareholder is a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person